                                 EXHIBIT 10.6

                                                   LICENSE AGREEMENT # 1196-0001

                               LICENSE AGREEMENT

     THIS AGREEMENT made and executed this 5th day of September, 1997 between JACK HENRY & ASSOCIATES, INC. ("JHA") P.O. Box 807, 663 Highway 60, Monett, MO 65708 and SPECTRUM BANC SERVICE CORPORATION ("LICENSEE") having its principal office at 35 First Avenue NE, Watertown, South Dakota 57201.

     WITNESSETH:

     WHEREAS, JHA is engaged in the business of providing various services relating to the design of computer software programming for use by financial institutions; and

     WHEREAS, Licensee is a financial institution engaged in providing various financial services; and

     WHEREAS, Licensee agrees to obtain from JHA, and JHA by its execution of this Agreement, agrees to furnish to Licensee on the terms and conditions contained herein, all of the computer software and services detailed in Exhibit A which is specifically made part of this Agreement;

     NOW, THEREFORE, in consideration of the premises and in further consideration of the performance of the terms and provisions herein contained, JHA and Licensee do hereby contract and agree as follows:

     1. SOFTWARE DEFINITION. In this Agreement Software shall mean only the computer application programs, manuals, specifications, other documentation or services itemized in Exhibit A, together with all fixture releases, modifications and customization furnished or performed by JHA; in any printed, machine readable or other form including but not limited to listings, manuals, and magnetic media.

     2. FEES. Licensee agrees to pay to JHA the fees, payments and expenses set out in attached Exhibit A, for the licensed use of computer Software programs and services described in said Exhibit A.

     In addition to fees and payments provided for in this Agreement, Licensee will promptly reimburse JHA for all actual, out-of-pocket expenses including but not limited to travel, lodging, meals, telephone, postage and shipping costs; together with any taxes related to this Agreement that might be levied by any governmental body against JHA, other than personal property taxes or income taxes.

     Licensee will pay JHA one and one-half percent (1 1/2%) interest per month (18% annual), plus all attorney fees and expenses actually incurred by JHA in collecting any delinquent or past due fees, payments or reimbursements of any kind due JHA by Licensee.

     3. LICENSE. JHA hereby grants and Licensee accepts a non-transferable and non-exclusive license (the "License") to use the Software described in Exhibit A for the original term and all renewals of this Agreement.

     The License granted herein is restricted as follows:

     The Software will be used only to process data of those financial institutions listed in Exhibit B hereto, on IBM AS/400 equipment operated only by Licensee employees or the employees of such financial institutions.

     Additional license fees for processing data for additional financial institutions, other than those listed on Exhibit B, and for processing acquisitions by any of the financial institutions listed on Exhibit B, on JHA Software as described in Exhibit A, will be determined by an addendum to this Agreement.

     The License and the Software may not be assigned, sublicensed, or otherwise transferred or copied in any manner by Licensee without prior written consent from JHA.

     Licensee agrees not to remove or alter proprietary notices of JHA on any of the materials associated with the Software.

     Licensee shall use the Software only at the site locations of Licensee or the financial institutions that are described in Exhibit B hereto. However off-site testing and/or disaster processing is permitted provided the owner/operator of the off-site facility has signed JHA's Confidentiality Agreement, and JHA is promptly notified by Licensee.

     Licensee also covenants and warrants to JHA that all other financial institutions being processed and off-site test/disaster facilities will conform to, abide by and be governed and bound by this License Agreement the same as though they were a signing Licensee. Licensee accepts full responsibility and liability to JHA for any violation or breach of this License Agreement by any other financial institution being processed by Licensee and an off-site test/disaster facility used by Licensee. If Licensee or any other financial institution being processed by Licensee or off-site test/disaster facility violates or breaches this or any other written Agreement it has with JHA or any of its subsidiaries, and such violation or breach is not corrected within thirty days after Licensee receives written notice thereof from JHA, then JHA may terminate Licensee's license to use the Software, and Licensee will cease using the Software and will return all of same to JRA. Licensee further covenants and warrants to JHA that neither Licensee, nor any of its affiliated companies, nor any financial institutions processed by Licensee, will employ, in any capacity, any personnel of JHA or any of its affiliated companies within one year of their employment termination from JHA or any of its affiliated companies, unless JHA consents in writing.

     4. WARRANTIES. JHA warrants that unmodified Software will operate in accordance with the then current documentation provided by JHA. This warranty is valid for sixty (60) days from the date of last initial installation of all of said Software. Under this warranty, JHA will correct any program errors in the unmodified Software at no extra charge to Licensee. THIS WARRANTY IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES. EXPRESS OR IMPLIED, OR ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL JHA BE LIABLE FOR INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     5. PROPRIETARY PRODUCT. All Software, customization, modification, releases and optional modules furnished now or hereafter by JIHA to Licensee, shall be and remain the property of JHA, subject to the rights of the Licensee as defined in this Agreement.

     6. TERM. This Agreement grants the Licensee a non-exclusive, paid-up license to use the Software described in Exhibit A, in the manner provided in paragraph 3 above, for twenty-five (25) years immediately subsequent to the date of this Agreement, except as modified by conditions described in paragraph 9 of this Agreement.

     7. TRADE SECRET. Licensee hereby acknowledges that the Software provided by JHA under this Agreement is a trade secret of JHA, and as such is protected by civil and criminal law, is very valuable to JHA, and that its use must be carefully and continuously controlled. In accordance with the aforesaid, Licensee agrees to use the highest standard of diligence to ensure the confidentiality of the Software, and will, prohibit the unauthorized access to, use or duplication of any of the Software. Licensee agrees to keep all machine-readable Software in a secure place which is as secure as Licensee provides for its most confidential-materials. Licensee will not cause, permit nor allow the Software or materials provided by JHA to be copied, duplicated, transcribed, reverse engineered, sold to, revealed to, or used by any other person, firm or company without prior written consent of JHA. Licensee agrees to notify JHA immediately of the unauthorized possession, use or knowledge of any item supplied under this Agreement by any person or organization not authorized by this Agreement to have such possession, use or knowledge. Licensee will promptly furnish JHA full details of such possession, use or knowledge, and will cooperate fully within any litigation against third parties deemed necessary by JHA to protect its proprietary rights. Licensee's compliance with the above shall not be construed in any way as a waiver of JHA's right to recover damages or obtain other relief against Licensee for its negligent or intentional harm to JHA's proprietary rights or for breach of contractual rights. If Licensee attempts or allows others to attempt to use, copy, duplicate, transcribe or convey the items supplied by JHA pursuant to this Agreement, in a manner contrary to the terms of this Agreement or in derogation of JHA's proprietary rights, whether these rights are explicitly herein stated, determined by law, or otherwise, JHA shall have, in addition to any other remedies available to it at law or equity, the right to injunctive relief enjoining such actions, Licensee hereby acknowledging that irreparable harm will occur to JHA and that other remedies are inadequate. This paragraph will survive expiration or termination of this Agreement.

     8. COMPLIANCE WITH LAWS. Licensee assumes all responsibility in assuring compliance with all regulations relating to Licensee's use of the Software.

     9. BUSINESS TERMINATION. At JHA's option, all of Licensee's rights under this Agreement shall terminate, and the Software shall be returned to JHA if the ownership or management of Licensee or any of its subsidiaries changes by reason of voluntary or involuntary bankruptcy, receivership, conservatorship, custodianship, assignment for benefit of creditors, seizure of assets, liquidation, dissolution, ceasing to do business, or action by FDIC, RTC or other State or Federal authorities which would divest control from present ownership and management of Licensee.

     In the event JHA ceases to do business, the successor to JHA's assets will be bound by this Agreement the same as JHA, and Licensee may continue to use the Software under all the terms and conditions of this Agreement. If there is no successor to JHA's assets, then the Software shall become the non-exclusive proprietary product of Licensee subject to all of the confidentiality restrictions described in paragraph 7 above; except that Licensee may reveal Software and/or materials to third parties for the sole purpose of maintenance and customization of the Software for the sole use of Licensee, provided said third parties have signed similar written confidentiality restrictions.

     10. CONFIDENTIALITY. JHA and Licensee each agree that all information communicated to it by the other, including the terms and conditions of this Agreement, whether before the effective date or during the term of this Agreement, shall be received in strict confidence, shall be used only for the purposes of this Agreement, and that no such information shall be disclosed by the recipient party, its agents or employees without prior written consent of the other party, unless such information is publicly available from other than a breach of this provision. Each party agrees to take all reasonable precautions to prevent the disclosure to outside panics of such information, including without limitation, the terms of this Agreement except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of JHA or Licensee, as the case may be.

     11. DELIVERY. Delivery of said Software shall be at a time mutually agreed upon by JHA and Licensee, but in no instance shall such date be longer than ninety (90) days following the execution of this Agreement.

     12. MODIFICATION. Licensee may modify source code or procedures, but shall notify JHA in writing of any modifications so made.

     13. STATUTE OF LIMITATIONS. No action arising out of this Agreement may be brought by Licensee or JHA more than two years after the cause of action has accrued, and the injured party has actual knowledge of the accrual.

     14. COMPLETE AGREEMENT. This document contains the entire agreement between the parties with respect to the transactions contained herein, and it may be modified or altered only by a written instrument signed by all parties hereto. Attached Exhibits A and B are part of this Agreement.

     15. HEADINGS. The headings of each paragraph contained herein are provided only for convenience and shall not be deemed controlling.

     16. BINDING. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns and successors.

     17. ASSIGNABILITY. This Agreement shall not be transferable or assignable by Licensee without prior written consent by JHA. However, Licensee may assign its rights and obligations under this Agreement by written document, to which JHA is a signing party, to any holding company which becomes a majority stockholder or parent company of Licensee by voluntary action and with the written approval of Licensee and its stockholders. In this event, both Licensee and the assignee shall be responsible and liable to JHA for the performance of the obligations and duties of Licensee pursuant to this Agreement.

     18. GOVERNING LAW. This Agreement shall be governed by, construed and enforced under, and subject to, the laws of the State of Missouri. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted. Such omission does not change the intent or binding nature of any or all of the rest of this Agreement.

     19. SERVICES. At Licensee's request JHA will provide the following services:

          (a) Software customization and/or modification, to the extent possible with Licensee's equipment and the Software. Licensee accepts responsibility for any requested customization and modification.

          (b) Training and education for Licensee's employees concerning the operation and use of the Software.

          (c) Consultation concerning Licensee's electronic data processing needs, problems and solutions.

          (d) Licensee will promptly pay JHA its then current fees for services performed per (a), (b) and (c) above plus all associated out-of-pocket expenses. As of the date of this Agreement the current fees for items (a),
     (b) and (c) above are listed in attached Exhibit A.

     20. INSTALLATION. JHA will install said unmodified Software at Licensee's principal office so it will properly operate on Licensee's IBM computer, as specified on Exhibit A and will assist Licensee in converting the financial institutions listed in Exhibit B to the Software system. Licensee will furnish data needed and requested by JHA, and will co-operate with and assist JHA personnel in the installation and conversion of said Software. For the installation and conversion of said Software, Licensee agrees to pay JHA's current fees as described in Exhibit A attached hereto. No hourly charge will be made for JHA personnel for travel or transportation time. All installation and conversion charges and out-of-pocket expenses will be billed monthly and promptly paid by Licensee. JHA's current billing terms are payable upon receipt. A one and one-half percent (1 1/2%) interest charge per month (18% per annum) will be added to delinquent accounts.

     21. LIMITATION OF LIABILITY. JHA shall not be liable to Licensee or any other person, firm or company, for failure to fulfill its obligation hereunder due to an event of "force majeure" (herein defined as acts of God, public disaster, fire, flood, riot, war, labor strikes/disputes, judicial orders/decrees, government laws/regulations, or interruptions of communications, transportation or electricity). Any liability of JHA for any loss, damage, or cost hereunder shall be limited to actual direct damages incurred by Licensee, but in no event shall the aggregate of liability exceed the total license fees paid by Licensee to JHA under paragraph 2 above, nor shall any amount of the liability include any indirect, consequential, punitive or special damages incurred by Licensee.

     22. SUPERSEDES. This Agreement supersedes all prior agreements, if any, for the licensed use of or the support/maintenance of other JHA software or products.

     23. NOTICE. Any notices under this Agreement shall be written and shall be deemed delivered when actually received, or three days after they are deposited with the United States Postal Service, certified-mail return receipt requested when addressed to the other party at its above address, which may be changed by written notice.

     24. COUNTERPARTS. Two (2) duplicate originals of this Agreement are executed with each party retaining one (1) copy.

     IN WITNESS WIEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

(Seal)                                 JACK HENRY & ASSOCIATES, INC.
ATTEST:                                663 Highway 60 - P.O. Box 807
                                       Monett, MO 65708
                                            (JHA)

By:                                    By:
   -------------------------------        -------------------------------

                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------

(Seal)                                 SPECTRUM BANC SERVICE
ATTEST:                                  CORPORATION
                                       35 First Avenue NE
                                       Watertown, South Dakota 57201
                                            (LICENSEE)

By:                                    By:
   -------------------------------        -------------------------------
              Secretary

                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------

                                PEFORMANCE GUARANTEE

For valuable consideration, receipt of which is hereby acknowledged, we the undersigned five banks, being all of the shareholders of the aforementioned Licensee, do hereby individually and collectively guarantee the performance of this License Agreement by Licensee.

(Seal)                                 F & M BANK
ATTEST:                                35 First Avenue, NE
                                       Watertown, South Dakota 57201


By:                                    By:
   -------------------------------        -------------------------------


                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------


(Seal)                                 RUSHMORE BANK & TRUST
ATTEST:                                14 Saint Joseph Street
                                       Rapid City, South Dakota 57709


By:                                    By:
   -------------------------------        -------------------------------
              Secretary

                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------

(Seal)                                 CITIZENS BANK
ATTEST:                                309 East Jefferson
                                       Corydon, Iowa 50060


By:                                    By:
   -------------------------------        -------------------------------
              Secretary

                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------


(Seal)                                 CITIZENS BANK
ATTEST:                                111 North Main
                                       Leon, Iowa 50144


By:                                    By:
   -------------------------------        -------------------------------
              Secretary

                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------


(Seal)                                 CITIZENS BANK OF PRINCETON
ATTEST:                                US Highway 65 & 136
                                       Princeton, Missouri 64673


By:                                    By:
   -------------------------------        -------------------------------
              Secretary

                                       ----------------------------------
                                       Print/Type Name

                                       Title:
                                          -------------------------------

                                       Date:
                                          -------------------------------

                                                  LICENSE AGREEMENT # 1196-0001

                               CONTRACT MODIFICATION

This Contract Modification is entered into on September 5,1997, by and between SPECTRUM BANC SERVICE CORPORATION (Licensee") and JACK HENRY & ASSOCIATES, INC. ("JHA") who mutually contract and agree as follows:

Licensee and JHA are signing and entering into multiple other written contracts and agreements dated September 5, 1997. Certain of those contracts and agreements are changed and modified as follows:

1.   The "LICENSE AGREEMENT" is changed and modified as follows:

     A.   Change "4.  WARRANTIES." to read:

          4.  WARRANTIES.  JHA warrants as follows:

               (a) The Software furnished hereunder are free and clear of all liens and encumbrances, and Licensor has full power and authority to grant the rights granted to Licensee with respect to the Software without the consent of any other person or such consent has been obtained; the Software furnished hereunder will not infringe or violate any copyright, trade secret, trademark, patent or other intellectual property rights of any third party; and there is no litigation pending against Licensor which would limit, restrict or prevent Licensee's use of the Software.
                    Licensor shall defend, indemnify and hold harmless Licensee, its directors, officers, members, employees and agents and its successors and assigns from and against any and all claims, demands, actions, liabilities, losses, damages and expenses, including, without limitation, settlement costs and reasonable attorneys' fees, arising out of or relating to any actual or alleged infringement or violation of any third party's trade secrets, trademark, copyright, patent or other intellectual property rights (the "Intellectual Property Rights") in connection with the use of the Software. Licensor' s obligation pursuant to the immediately-preceding sentence is subject to the following conditions: (i) Licensee shall give Licensor prompt written notice of all actions, claims or threats against Licensee of infringement of any Intellectual Property Rights; (ii) Licensee shall permit Licensor to elect to assume complete control of such claims at its sole discretion and expense; and (iii) Licensee shall cooperate with Licensor in defending against claims, including making known or available to Licensor all records and documents pertaining to claims upon reimbursement of all costs associated with provision or reproduction thereof
                    (but not salary or wages of Licensee's Software is prohibited by either judicial action or Licensor's agreement, Licensor, at its own expense, shall elect to either (i) procure for Licensee the right to continue using the Software; or (ii) replace as soon as practicable the Software with a noninfringing product which has substantially similar functional capability; or (iii) modify the Software so that they become noninfringing without any material loss of functionality; or (iv) remove the Software and any interdependent product whose function is significantly impaired by the removal of the infringing Software and refund Licensee an amount equal to the license fee paid to Licensor for the Softwares as depreciated and accept the return. Such depreciation shall be calculated as an equal amount per year for five years.

               (b) The Software do not and shall not contain any lock, clock, timer, counter, copy protection feature, replication devices or defect ("virus" or "worm" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which; (i) might lock, disable or erase the Software; (ii) prevent Licensee from fully utiIizing the Software; or (iii) require action or intervention by Licensor or other persons or entities to allow Licensee to utilize the Software.

               (c) The occurrence in or use by the Software of dates on or after January 1, 2000, ("Millennial Dates') will not adversely affect its performance with respect to date-dependent data, computations, output, or other functions (including, without limitation, calculating, comparing and sequencing) and that the Software will create, store, process and output information related to or including Millennial Dates without error or omissions and at no additional cost to Licensee. At Licensee's request, Licensor will provide evidence sufficient to demonstrate adequate testing of the Software to meet the foregoing requirements.

               (d) During the applicability of the foregoing warranties, Licensor shall promptly provide corrections to the Software where Licensee notifies Licensor in writing of any failure of the Software to perform in accordance with JHA's Documentation. Licensee shall assist Licensor in identifying the circumstances on which such failure is discovered and, if requested by Licensor, shall document the circumstances. The Licensor shall furnish to Licensee revised or updated documentation reflecting corrections made to the Software pursuant hereto. If in Licensor's reasonable judgement, repair or replacement is not possible or practicable, Licensor shall refund to Licensee an amount equal to the license fee paid to Licensor for the Software as depreciated; which shall be calculated as an equal amount per year for five years.

               (e) The services provided hereunder, including without limitation, installation services, will be performed in a good and workmanlike manner.

               (f) At the time of delivery the unmodified Software will operate in accordance with the then current documentation provided by JHA. Under this warranty, IRA will correct any program errors in the unmodified Software at no extra charge to Licensee.

               (g) At the time of delivery the Software will be in compliance with Federal Laws."

THE ABOVE WARRANTIES ARE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL JHA BE LIABLE FOR INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES."

     B. In paragraphs "2. FEES", "19. SERVICES. (d)", "20. INSTALLATION.", and "EXHIBIT A - SERVICES PROVIDED: 4" change "expenses" to "reasonable expenses".

     C.   In paragraph "2.  FEES." to the second subparagraph add
          "Notwithstanding the above, expenses reimbursable to JHA for meals and lodging will not exceed $125.00 per day/per person."

     D. In the second subparagraph of "2. FEES," change "other than personal property taxes or income taxes" to "other than personal property taxes, income taxes, or franchise taxes levied by Missouri."

     E.   In "3. LICENSE.":

          a. To the third subparagraph add "No additional license fee will be charged for an Exhibit B Bank operating a branch bank under the same name and charter of the Exhibit B Bank"

          b. To the fourth subparagraph add "In the future, newly acquired 85% owned and controlled banks may be added to Exhibit B and processed by Licensee for an additional license fee paid to JHA equal to the then current license fee for each added bank less 75% discount."

     F.   Add the following to paragraph "20. INSTALLATION.":

               "Installation of said Software will be in accordance with attached Exhibit C which is incorporated herein."

     G.   Change the payment schedule on "EXHIBIT A" (page 12) to read:

-------------------------------------------------------------------------------

"Deposit at execution of Agreement (25%)                            $ 84,437.50
 Due upon delivery of Software (35%)                                 118,212.50
 Due at Final Conversion Date of first bank install (15%)             50,662.50
 Due at Final Conversion Date of third bank install (15%)             50,662.50
 Due at Final Conversion Date of fifth and final bank install (10%)   33,775.00"

     H. In "EXHIBIT A - APPLICABLE TAXES:" change "exclusive ... net income." to read "exclusive of property taxes, taxes based on net income and franchise taxes levied by Missouri."

     I. To "6. Term." add "If during the term of this license, Licensee elects to deconvert off the JHA Software, JHA, will provide Licensee assistance with the deconversion at JHA's then current fees and expenses, provided JHA's Deconversion Agreement is fully signed, and provided Licensee is not then in breach or default on any contract or agreement with JHA."

2. The "COMPUTER SOFTWARE MAINTENANCE AGREEMENT" is changed and modified as follows:

     A. In "1. MAINTENANCE AND SUPPORT. (a)" change "within a reasonable time" to "in a timely manner"; and add "However, JHA will use due diligence to see that its Software is kept in compliance with Federal and State banking laws."

     B.   To "1.  MAINTENANCE AND SUPPORT" add new subparagraph (f) as follows:

          "(f) All JHA program interfaces licensed by JHA to Licensee are covered by this Agreement the same as the unmodified initial Software licensed by JHA to Licensee."

     C.   To "1.  MAINTENANCE AND SUPPORT." add new subparagraph (g) as follows:

          "(g) JHA shall maintain a 24-hour day, 7-day a week telephone support line, which shall be continuously manned by qualified JHA personnel in order that Licensee shall have access to assistance by telephone 365 days a year, toll free except for data line support."

     D.   To "1.  MAINTENANCE AND SUPPORT" add new subparagraph (h) as follows:

          "(h) JHA will keep the unmodified Software licensed to Licensee working and functioning in accordance with JHA's Documentation on same.

     E.   To "1. MAINTENANCE AND SUPPORT." add new subparagraph (I) as follows:

          "(I) JHA will provide Licensee Support/Maintenance for JHA's Software for a period not less than five (5) years by written agreement, provided Licensee is not delinquent with payments to JHA and is not in default or breach of any agreement between Licensee and JHA."

     F.   To "3. MAINTENANCE FEES. (b)" add:

          "The annual advance fee stated is for all five banks, which will be apportioned-for each bank as its assets relate to the total assets of all five banks. The initial fee for each bank will be prorated from its install date to next July 1. After all five banks are installed, the annual advance fee will be payable each July 1."

     G. In "3. MAINTENANCE FEES. (d)" change "(if any)" to "(if any, but not personal property taxes, income taxes, or franchise taxes levied by Missouri)"; and change "expenses" to "reasonable expenses".

     H.   To 4.  TERM AND AUTOMATIC RENEWAL." add:

          "Prior to July 1, 2003, JHA will not increase the percentage rate used to set the annual maintenance fee on the initial Software more than the percentage increase in the Consumer Price Index for each year, cumulative from the original fee or the last fee increase; provided however, this limitation will not apply to additional fees based on increases in Licensee's total assets being processed, or use of additional customization or Software programs.

          If this Agreement is lawfully terminated in the middle of a term, then:

          (a) if the reason for termination is JHA's refusal or inability to provide Support/Maintenance, provided for herein to Licensee, then JHA will refund the unused portion of the prepaid annual fee to Licensee, and

          (b) if the reason for termination is the sale, acquisition or merger of Licensee, no refund will be due from JHA to Licensee.''

3.  The "Agreement for Purchase of Machines" is changed and modified as follows:

    A.   Change the third subparagraph to read:

         "The Customer-agrees to purchase and accept the Machines under the terms and conditions of this Agreement. The Customer further agrees, with respect to the Machines and programming, to accept responsibility for (I) their use, and (2) the results obtained therefrom. The Customer also has the responsibility for the use of and results obtained from, any other equipment, programs (other than JHA Software), or services used with the Machines and programming."

    B.   Add the following new subparagraph to "GENERAL":

         "Any contractual conflict between this Agreement and a later signed Supplement will be resolved in accordance with the Supplement."

In witness whereof, the parties have caused this CONTRACT MODIFICATION to be executed by their duly authorized representatives.

JACK HENRY & ASSOCIATES, INC.          SPECTRUM BANC SERVICE
663 Highway 60, P.O. Box 807           CORPORATION
Monett, MO 65708                       35 First Avenue NE
                                       Watertown, South Dakota 57201
                                            (LICENSEE)

BY:                                    BY:
   -------------------------------        -------------------------------

----------------------------------     ----------------------------------
Type/Print Name                        Type/Print Name

TITLE:                                 TITLE:
     -----------------------------          -----------------------------



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